Intangible Assets, Net - Schedule of Estimated Amortization Expenses for the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)
Schedule of Estimated Amortization Expenses for the Intangible Assets [Abstract]
2026	¥ 70	$ 10
2027	62	8
Amortization expenses for intangible assets	¥ 132	$ 18	¥ 201	$ 28